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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________


                                    FORM 8-K


                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of report (Date of earliest event reported): May 21, 1998 (April 29, 1998)



                             PAB Bankshares, Inc.
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              (Exact name of Registrant as Specified in Charter)


        Georgia                      0-25422                 58-1473302
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(State or other Jurisdiction of  (Commission File (IRS Employer Identification
      Incorporation)                   Number)                   No.)


  3102 North Oak Street Extension, Valdosta, Georgia            31602
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  (Address of Principal Executive Offices)                    (Zip Code)


                                 912/241-2775
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              (Registrant's telephone number, including area code)


                                Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.  Other Events

          On April 29, 1998, PAB Bankshares, Inc. ("Registrant") announced that it had entered into a letter of intent (the "Letter of Intent") regarding the proposed acquisition by Registrant of Eagle Bancorp, Inc. ("Eagle"). The Letter of Intent provides for the merger of Eagle with and into Registrant. The consummation of the acquisition remains subject to certain conditions which must be satisfied prior to closing, including the execution of a definitive agreement and the receipt of shareholder and regulatory approvals.


          On April 29, 1998, Registrant issued the press release filed herewith as Exhibit 99.1.



     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits

        99.1  Press Release dated April 29, 1998
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                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PAB BANKSHARES, INC.



     May 20, 1998                          /s/ C. Larry Wilkerson
                                           -----------------------
                                           C. Larry Wilkerson
                                           Executive Vice President